Filed under Rules 497(e) and 497(k)

Registration No. 002-83631

VALIC Company I

Mid Cap Strategic Growth Fund

Science & Technology Fund

(each, a “Fund,” and together, the “Funds”)

Supplement dated July 21, 2022, to each Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2021, as supplemented and amended to date

Allianz Global Investors U.S. LLC (“AllianzGI”) currently serves as a subadviser to each Fund and is a wholly-owned subsidiary of Allianz Global Investors (“Allianz”). As noted in the supplement dated May 31, 2022, AllianzGI is disqualified from providing advisory services to U.S. registered investment funds, such as the Funds, due to pleading guilty to securities fraud. As a result, Allianz, the parent company of AllianzGI, entered into a definitive agreement with Voya Financial, Inc. (“Voya FI”), whereby Voya FI will integrate certain assets and teams comprising the substantial majority of Allianz’s U.S. business with Voya Investment Management, the asset management business of Voya FI (the “Transaction”). As part of the Transaction, the portfolio management team that currently manages each Fund will join Voya Investment Management Co. LLC (“Voya IM”). The Transaction is expected to close no later than July 25, 2022 (the “Effective Date”).

At a meeting held on July 11, 2022, the Board of Directors (the “Board”) of VALIC Company I approved a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Voya IM (the “New Subadvisory Agreement”) with respect to the Funds, which will become effective on the Effective Date. No changes to the portfolio management teams of the Funds are anticipated as a result of the Transaction. In addition, the level and scope of services to be rendered by Voya IM and the fees payable by VALIC to Voya IM under the New Subadvisory Agreement will remain the same as those under the current investment sub-advisory agreement between VALIC and AllianzGI.

The Board has the authority, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. Shareholders of record as of the close of business on the Effective Date will receive a notice that explains how to access an Information Statement, which will include more information about the New Subadvisory Agreement.

On the Effective Date, all references to Allianz Global Investors U.S. LLC and AllianzGI serving as a subadviser to the Funds are hereby deleted and replaced with references to Voya Investment Management Co. LLC and Voya IM, respectively.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.